Exhibit 8.1

List of Subsidiaries of the Registrant (as of December 31, 2019)

Subsidiaries	Jurisdiction of Incorporation
EDC Holding Limited	Cayman Islands
Further Success Limited	British Virgin Islands
EDC China Holdings Limited	Hong Kong
EDE I (HK) Limited	Hong Kong
EDE II (HK) Limited	Hong Kong
EDE III (HK) Limited	Hong Kong
EDB (HK) Limited	Hong Kong
EDB II (HK) Limited	Hong Kong
FEP (HK) Limited	Hong Kong
EDCQ (HK) Limited	Hong Kong
EDH (HK) Limited	Hong Kong
EDS (HK) Limited	Hong Kong
Megaport International Limited	British Virgin Islands
GDS (Hong Kong) Limited	Hong Kong
EDCD (HK) Limited	Hong Kong
EDKS (HK) Limited	Hong Kong
EDSUZ (HK) Limited	Hong Kong
GDS Data Services Company Ltd.	Macau
GDS Services Limited	Cayman Islands
GDS Services (Hong Kong) Limited	Hong Kong
RDTJ Limited	Hong Kong
EBSD (HK) Limited	Hong Kong
EDF (HK) Limited	Hong Kong
EDF I (HK) Limited	Hong Kong
EDF II (HK) Limited	Hong Kong
EDF III (HK) Limited	Hong Kong
EDSN (HK) Limited	Hong Kong
RAOJIN Limited	Hong Kong
EDP (HK) Limited	Hong Kong
EDP I (HK) Limited	Hong Kong
EDP II (HK) Limited	Hong Kong
FEH (HK) Limited	Hong Kong
EDKH (HK) Limited	Hong Kong
RDKH (HK) Limited	Hong Kong
Guojin (HK) Limited	Hong Kong
LKH (HK) Limited	Hong Kong
EDQ (HK) Limited	Hong Kong
IECQ (HK) Limited	Hong Kong
EDQ I (HK) Limited	Hong Kong
EDQ II (HK) Limited	Hong Kong
EDQ III (HK) Limited	Hong Kong
EDJ I (HK) Limited	Hong Kong
EDJ II (HK) Limited	Hong Kong
EDJ III (HK) Limited	Hong Kong
DNK (HK) Limited	Hong Kong
PSDC Limited	Hong Kong
EBG (HK) Limited	Hong Kong
EDL I (HK) Limited	Hong Kong
EDL II (HK) Limited	Hong Kong
EDL III (HK) Limited	Hong Kong
EDL IV (HK) Limited	Hong Kong
EDL V (HK) Limited	Hong Kong
MapletreeLog Integrated (Shanghai) (HKSAR) Limited	Hong Kong
GDS IDC Services Pte. Ltd.	Singapore
LINKDC Pte. Ltd.	Singapore
EDC (Chengdu) Industry Co., Ltd.* 万国数据 (成都) 实业有限公司	PRC
GDS Technology (Kunshan) Co., Ltd.* 万国数据科技发展(昆山)有限公司	PRC
EDC Technology (Suzhou) Co., Ltd.* 万国数据科技发展(苏州)有限公司	PRC

Subsidiaries	Jurisdiction of Incorporation
Guojin Technology (Kunshan) Co., Ltd.* 国金数据科技发展(昆山)有限公司	PRC
Shanghai Yungang EDC Technology Co., Ltd.* 上海云港万国数据科技发展有限公司	PRC
Shenzhen Yungang EDC Technology Co., Ltd.* 深圳云港万国数据科技发展有限公司	PRC
Beijing Hengpu’an Data Technology Development Co., Ltd.* 北京恒普安数码科技发展有限公司	PRC
Beijing Wanguo Shu’an Science &Technology Development Co., Ltd.* 北京万国曙安科技发展有限公司	PRC
GDS (Shanghai) Investment Co., Ltd.* 万数 (上海) 投资有限公司 (formerly known as Shanghai Free Trade Zone GDS Management Co., Ltd.* 上海自贸区万国数据管理有限公司)	PRC
Shenzhen Pingshan New Area Global Data Science & Technology Development Co., Ltd.* 深圳市坪山新区万国数据科技发展有限公司	PRC
Shanghai Shuchang Data Science & Technology Co., Ltd.* 上海曙长数据科技有限公司	PRC
Shanghai Wanshu Data Technology Co., Ltd.* 上海万曙数据科技有限公司	PRC
Guangzhou Shi Wan Guo Yun Lan Data Technology Co., Ltd.* 广州市万国云蓝数据科技有限公司	PRC
Guangzhou Wanxu Technology Services Co., Ltd. *广州万旭科技服务有限公司	PRC
Shanghai Puchang Data Science & Technology Co., Ltd.* 上海普长数据科技有限公司	PRC
Wan Qing Teng Data (Shenzhen) Co., Ltd.* 万青腾数据(深圳)有限公司	PRC
Shanghai Shuyao Digital Technology Development Co., Ltd.* 上海曙耀数码科技发展有限公司	PRC
Shanghai Lingying Data Technology Co., Ltd.* 上海伶英数码科技发展有限公司	PRC
Beijing Hengchang Data Science &Technology Co., Ltd.* 北京恒长数码科技有限公司
Shanghai Shuge Data Technology Co., Ltd.* 上海曙格数据科技有限公司	PRC
Shanghai Shulan Data Science and Technology Ltd.* 上海曙岚数据科技有限公司	PRC
Shanghai Fengtu Data Science & Technology Co., Ltd.* 上海丰徒数据科技有限公司	PRC
Shanghai Jingyao Network Technology Co., Ltd.* 上海暻耀网络技术有限公司	PRC
Shou Xin Yun (Beijing) Science & Technology Co., Ltd.* 首信云(北京)科技有限公司	PRC
Beijing Wan Qing Teng Science & Technology Co., Ltd.* 北京万青腾科技有限公司	PRC
Beijing Wan Teng Yun Science & Technology Co., Ltd.* 北京万腾云科技有限公司	PRC
Beijing Hua Wei Yun Science & Technology Co., Ltd.* 北京华威云科技有限公司	PRC
Shou Rong Yun (Beijing) Science & Technology Co., Ltd.* 首融云(北京)科技有限公司	PRC
Jiangsu Wan Guo Xing Tu Data Services Co., Ltd.* 江苏万国星图数据服务有限公司	PRC
Shenzhen Qian Hai Wan Chang Technology Services Co., Ltd.* 深圳前海万长技术服务有限公司	PRC
Shenzhen Anda Data Science & Technology Development Co., Ltd.* 深圳谙达数据科技发展有限公司	PRC
Heyuan Teng Wei Yun Science & Technology Co., Ltd.* 河源腾威云科技有限公司	PRC
Wulanchabu Wanguo Yuntu Data Services Co., Ltd.* 乌兰察布万国云图数据服务有限公司	PRC
Zhangjiakou Yunhong Data & Technology Co., Ltd.* 张家口云宏数据科技有限公司	PRC
Guangzhou Wanzhuo Data & Technology Co., Ltd.* 广州万卓数据科技有限公司	PRC
Shenzhen Miao Chuang Yun Science & Technology Co., Ltd.* 深圳市妙创云科技有限公司	PRC
Shenzhen Zhanfeng Shiye Development Co., Ltd.* 深圳展丰实业发展有限公司	PRC
Langfang Wanguo Yunxin Data Science & Technology Co., Ltd.* 廊坊万国云鑫数据科技有限公司	PRC
Langfang Yunchen Data Science & Technology Co., Ltd.* 廊坊云琛数据科技有限公司	PRC
Langfang Shucheng Data Science & Technology Co., Ltd.* 廊坊曙成数据科技有限公司	PRC
Changshu Wanguo Yunfeng Data Science & Technology Co., Ltd.* 常熟万国云丰数据科技有限公司	PRC
Shufeng (Shanghai) Data Science & Technology Co., Ltd.* 曙丰（上海）数据科技有限公司	PRC
Chongqing Wanguo Hongtong Data Science & Technology Co., Ltd.* 重庆万国宏通数据科技有限公司	PRC
Langfang Yunhan Data Science & Technology Co., Ltd.* 廊坊云瀚数据科技有限公司	PRC
Nantong Wanguo Yunjin Data Science & Technology Co., Ltd.* 南通万国云锦数据科技有限公司	PRC
Nantong Wanguo Yunqi Data Science & Technology Co., Ltd.* 南通万国云琦数据科技有限公司	PRC
Wulanchabu Wanguo Lantu Data Science & Technology Co., Ltd.* 乌兰察布万国岚图数据科技有限公司	PRC
Beijing Hanlin Energy Science & Technology Co., Ltd.* 北京瀚琳能源科技有限公司	PRC
Beijing Xingyu Data Science & Technology Co., Ltd.* 北京星隅数据科技有限公司	PRC
Shanghai Fengqing Data Science & Technology Co., Ltd.* 上海丰晴数据科技有限公司	PRC
Shanghai Ruiqing Data Science & Technology Co., Ltd.* 上海瑞晴数据科技有限公司	PRC
Heyuan Wanguo Haitong Data Science & Technology Co., Ltd.* 河源万国海通数据科技有限公司	PRC

Subsidiaries	Jurisdiction of Incorporation
Wulanchabu Wanguo Haocheng Data Science & Technology Co., Ltd.* 乌兰察布万国浩诚数据科技有限公司	PRC
Wulanchabu Wanguo Hanjin Data Science & Technology Co., Ltd.* 乌兰察布万国瀚锦数据科技有限公司	PRC
Guangzhou Yinwu Data Science & Technology Co., Ltd.* 广州寅午数据科技有限公司	PRC
Huizhou Jiacheng Information, Communications & Technology Co., Ltd.* 惠州嘉承信通科技有限公司	PRC
Langfang Anyu Data Science & Technology Co., Ltd.* 廊坊安宇数据科技有限公司	PRC
Langfang Tianhong Data Science & Technology Co., Ltd.* 廊坊天宏数据科技有限公司	PRC
Langfang Yingshan Data Science & Technology Co., Ltd.* 廊坊瀛杉数据科技有限公司	PRC
Chengdu Wanguo Yuntian Data Science & Technology Co., Ltd.* 成都万国云天数据科技有限公司	PRC
Kunshan Shuming Data Science & Technology Co., Ltd.* 昆山曙明数据科技有限公司	PRC
Kunshan Bangchen Data Science & Technology Co., Ltd.* 昆山邦晨数据科技有限公司	PRC
Beijing Yize Data Science & Technology Co., Ltd.* 北京贻泽数据科技有限公司	PRC
Beijing Linze Data Science & Technology Co., Ltd.* 北京霖泽数据科技有限公司	PRC
Shanghai Jingshuo Data Science & Technology Co., Ltd.* 上海暻烁数据科技有限公司	PRC
Fenghe Warehouse (Shanghai)Co., Ltd.* 丰合仓储（上海）有限公司	PRC
Consolidated Variable Interest Entities
Beijing Wanguo Chang’an Science & Technology Co., Ltd.* 北京万国长安科技有限公司	PRC
Shanghai Shu’an Data Services Co., Ltd.* 上海曙安数据服务有限公司	PRC
Guangzhou Weiteng Data Services Co., Ltd. *广州市维腾数据服务有限公司 (formerly known as Guangzhou Weiteng Construction Co., Ltd.* 广州市维腾建设有限公司)	PRC
Global Data Solutions Co., Ltd.* 万国数据服务有限公司	PRC
Kunshan Wanyu Data Service Co., Ltd.* 昆山万宇数据服务有限公司	PRC
Shanghai Waigaoqiao EDC Technology Co., Ltd.* 上海外高桥万国数据科技发展有限公司	PRC
Beijing Wanguo Yixin Science & Technology Co., Ltd.* 北京万国亦新科技有限公司	PRC
Zhangbei Yuntong Data Technology Co., Ltd.* 张北云通数据网络科技有限公司	PRC
Shenzhen Yaode Data Services Co., Ltd.* 深圳耀德数据服务有限公司	PRC
Shenzhen Jinyao Science & Technology Co., Ltd.* 深圳市晋耀科技有限公司	PRC
Guangzhou Weiteng Network Technology Co., Ltd.* 广州市维腾网络科技有限公司	PRC
Shanghai Jinkai Data Technology Co., Ltd.* 上海晋凯数据科技有限公司	PRC
Cai Tuo Cloud Computing (Shanghai) Co., Ltd.* 财拓云计算(上海)有限公司	PRC
Beijing Wan Chang Yun Science & Technology Co., Ltd.* 北京万长云科技有限公司	PRC
Guangzhou Weiteng Data Science & Technology Co., Ltd.* 广州市维腾数据科技有限公司	PRC
Beijing Xingpeng Data Science & Technology Co., Ltd.* 北京星芃数据科技有限公司	PRC
Shanghai Xinwan Enterprise Management Co., Ltd.* 上海信万企业管理有限公司	PRC
Shanghai Jingyi Data Science & Technology Co., Ltd.* 上海暻熠数据科技有限公司	PRC
Wulanchabu Saile Data Science & Technology Co., Ltd.* 乌兰察布塞勒数据科技有限公司	PRC
Nantong Wanguo Yunzhen Data Science & Technology Co., Ltd.* 南通万国云臻数据科技有限公司	PRC
Heyuan Wanguo Chaotu Data Science & Technology Co., Ltd.* 河源万国朝图数据科技有限公司	PRC

*The English name of this subsidiary or consolidated Variable Interest Entity, as applicable, has been translated from its Chinese name.